Exhibit 99.1

3 rd Quarter 2016 Webinar Series

Third Quarter 2016 Investor Presentation Platform Advisor To Investment Programs

American Realty Capital Hospitality Trust, Inc. 3 IMPORTANT INFORMATION Risk Factors Investing in our common stock involves a high degree of risk . See the section entitled “Risk Factors” in our most recent Annual Report on Form 10 - K for a discussion of the risks which should be considered in connection with our Company . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the Risk Factors at the end of this presentation and the Company’s Annual Report on Form 10 - K for a more complete list of risk factors, as well as a discussion of risks and uncertainties that could cause actual results to differ materially from our forward - looking statements. Additional Information AR Global Investments, LLC (“AR Global”) is the successor to AR Capital LLC’s (“AR Capital”) business and AR Global and AR Capital are companies under common control. Our Company continues to be indirectly advised by AR Capital through AR Capital’s indirect ownership and control of American Realty Capital Hospitality Advisors, LLC.

American Realty Capital Hospitality Trust, Inc. 4 ▪ Hospitality Trust owns select - service and full - service hotels that are: ▪ Affiliated with premium national brands such as Hilton, Marriott and Hyatt ▪ Operated by highly - ranked and experienced management companies ▪ Located in strong U.S. markets with diverse demand generators ▪ Well - maintained, with brand - mandated reinvestment expected to further drive hotel performance ▪ Market leaders with attractive rates, occupancies and cash flows ▪ Purchased at a discount to replacement cost ▪ The target holding period of this offering is 3 - 6 years from the close of the initial offering. Capital Preservation Capital Appreciation Hospitality Trust seeks to provide: INVESTMENT STRATEGY

American Realty Capital Hospitality Trust, Inc. 5 REPRESENTATIVE PORTFOLIO

American Realty Capital Hospitality Trust, Inc. 6 Hotels Keys % NOI Summary by Brand 65 8,283 45.8% 57 6,363 42.8% 17 2,229 9.6% 2 224 0.9% Independent 1 252 0.9% Total 142 17,351 100.0% Hotels Keys % NOI Top 5 Flags 47 5,684 27.6% 21 2,586 17.5% 17 1,573 13.1% 10 1,402 10.3% 16 2,080 8.5% Top 5 MSAs Hotels Keys % NOI Miami / W. Palm 7 780 5.5% Chicago 5 763 4.4% Seattle 2 305 4.2% Orlando 3 610 4.0% San Diego 3 377 3.0% Portfolio Composition* Geography (142 Hotels, 32 States )* Top Hotels by State 22 12 11 10 6 6 5 5 5 5 5 FL TX TN GA KY IL OH MI LA CA CO PORTFOLIO SNAPSHOT *As of September 30, 2016. Hospitality Trust sold the Holiday Inn Mt. Pleasant, South Carolina on October 14, 2016, therefore re ducing the portfolio to 141 hotels consisting of 17,193 keys

Q3 2016 FINANCIAL SUMMARY

AR Global | AMERICAN REALTY CAPITAL Hospitality Trust, Inc.

($ in millions, except ADR and RevPAR)

Portfolio Summary *as of 9/30/16**	
Hotels	142
Keys	17,351
States	32
MSAs	78

Summary of Actual Financials *Period of Ownership for Q3 2016 & YTD 9/30/2016*		
	Q3 2016	YTD 9/30/2016
Total Revenue	$161.5	$459.8
Hotel Expenses	($112.8)	($329.8)
Hotel EBITDA (3)	$48.7	$130.1

Capital Structure Summary *as of 9/30/16*	
Total Assets	$2,390.1
Mortgage Debt	$1,418.3
Promissory Note Payable	$23.1
Mandatorily Redeemable Preferred Equity	$290.1
Debt / Assets	60.3%
Debt + Preferred / Assets	72.4%

Operating Metrics (1) *Pro Forma Q3 2016 & Q3 2015*			
	Q3 2016	Q3 2015	Growth
Total Portfolio (142 Hotels)			
Number of Rooms	17,351	17,351	
Occupancy	79.9%	80.0%	*(0.1%)*
ADR	$122.67	$120.73	*1.6%*
RevPAR	$97.98	$96.53	*1.5%*
Hotels Not Under Renovation (108 Hotels) (2)			
Number of Rooms	13,014	13,014	
Occupancy	80.8%	80.4%	*0.5%*
ADR	$123.04	$121.82	*1.0%*
RevPAR	$99.36	$97.98	*1.4%*

Pro Forma YTD 9/30/2016 & YTD 9/30/2015			
	YTD 9/30/2016	YTD 9/30/2015	Growth
Total Portfolio (142 Hotels)			
Number of Rooms	17,351	17,351	
Occupancy	76.7%	77.6%	*(1.2%)*
ADR	$121.84	$119.29	*2.1%*
RevPAR	$93.47	$92.55	*1.0%*
Hotels Not Under Renovation (108 Hotels) (2)			
Number of Rooms	13,014	13,014	
Occupancy	77.9%	77.6%	*0.4%*
ADR	$121.65	$119.34	*1.9%*
RevPAR	$94.80	$92.60	*2.4%*

*Hospitality Trust sold the Holiday Inn Mt. Pleasant, South Carolina on October 14, 2016, therefore reducing the portfolio to 141 hotels consisting of 17,193 keys

(1) Pro forma results include the results of 142 hotels not owned for all of the periods presented as if they had been owned all of the periods presented

(2) The Company had 34 hotels classified as under renovation as of September 30, 2016; for this purpose, "under renovation" is generally defined as extensive renovation of core aspects of the hotels, such as rooms, meeting space, lobby, bars, restaurants and other public spaces; we consider hotels to be under renovation beginning in the quarter that they start material renovations and continuing until the end of the fourth full quarter following substantial completion of the renovations

(3) See slide 8 for further discussion of Hotel EBITDA

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NON-GAAP FINANCIAL MEASURE – HOTEL EBITDA

AR Global | American Realty Capital Hospitality Trust, Inc.

Below is a reconciliation from net loss, the most directly comparable GAAP measure, to Hotel EBITDA

(in thousands)	Three Months Ended September 30, 2016		Nine Months Ended September 30, 2016		Twelve Months Ended December 31, 2015	
Net loss attributable to American Realty Capital Hospitality Trust, Inc. (in accordance with GAAP)	$	(6,684)	$	(57,665)	$	(94,826)
Less: Net income attributable to non-controlling interest		152		278		189
Net loss and comprehensive loss (in accordance with GAAP)	$	(6,532)	$	(57,387)	$	(94,637)
Depreciation and amortization		25,788		74,912		68,500
Impairment of long-lived assets		-		2,399		-
Interest expense		23,087		69,033		80,667
Acquisition and transaction related costs		(7)		25,270		64,513
Other expense		542		1,396		491
Equity in earnings (losses) of unconsolidated entities		(286)		(407)		(238)
General and administrative		5,128		12,623		11,621
Provision for income taxes		948		2,246		3,106
Hotel EBITDA	**$**	**48,668**	**$**	**130,085**	**$**	**134,023**

Hotel EBITDA is used by management as a performance measure and we believe it is useful to investors as a supplemental measure in evaluating our financial performance because it is a measure of hotel profitability that excludes expenses that we believe may not be indicative of the operating performance of our hotels. We believe that using Hotel EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of hotel operating profitability between periods. For example, interest expense is not linked to the operating performance of a hotel and Hotel EBITDA is not affected by whether the financing is at the hotel level or corporate level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the hotel level. We believe that investors should consider our Hotel EBITDA in conjunction with net income (loss) and other required GAAP measures of our performance to improve their understanding of our operating results.

Hotel EBITDA, or similar measures, are commonly used as performance measures by other public hotel REITs. However, not all public hotel REITs calculate Hotel EBITDA, or similar measures, the same way. Hotel EBITDA should be reviewed in conjunction with other GAAP measurements as an indication of our performance. Hotel EBITDA should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance.

8

American Realty Capital Hospitality Trust, Inc. 9 ▪ Property Improvement Plans (“PIPs”) ▪ Approximately $70 million of PIP and capital reinvestments during 2016 to significant portion of portfolio; approximately $120 million from date of acquisition through September, 2016 ▪ PIPs mandated by nationally recognized brands such as Hilton, Marriott and Hyatt ▪ Goal is to enhance asset quality through modernization, renovation and improving guest experience and seek to maximize shareholder return ▪ Completed first wave of PIPs comprising 28 hotels during May 2016; began second wave comprising additional six hotels and expect program to continue over next three to four years ▪ Exploring strategies to generate cash and create liquidity to meet capital requirements: ▪ Potential sale of select portfolio assets – one hotel sold in October 2016 ▪ Extension of certain PIP obligations ▪ New institutional equity partner or equity recapitalization ▪ Utilization of property free cash flow KEY ACTIONS IN 2016

American Realty Capital Hospitality Trust, Inc. 10 2017E U.S. Industry Performance Record U.S. Performance (2) 2015 - 2016E U.S. Industry Performance (1) 2016 Lodging Demand Drivers 2015: ▪ 2015 Occupancy (65.6%), ADR ($120) and RevPAR ($79) achieved all - time highs ▪ Room revenues achieved all - time annual records in 2014 ($133 billion) and 2015 ($142 billion) ▪ Demand hit an all - time high of 1.2bn room nights in 2015; demand growth of 2.9% outpaced supply by 1.8% ▪ RevPAR grew by 8.3% in 2014 and 6.3% in 2015 2016: ▪ September 2016 marked the 79 th consecutive month of RevPAR growth (5.6%) and Q3 RevPAR hit an all time high (+3.3% to $90.48) ▪ In 2016, industry - wide RevPAR is expected to grow by: ▪ STR: 3.2%, PwC: 3.1%, PKF: 3.6% Robust Increase in Household Net Worth (3) +$21T (29%) since 2012 Strong Consumer Spending Growth (4) Consumption rose at a 2.1% annual rate in Q3 Economy Reaching Full Employment (5) Unemployment at 4.9% and 161K jobs added in October Strong Consumer Confidence (6) October’s reading of 87 is well above 10 - yr average of 77 Housing Market Continues to Improve (7) September: most sales from first - time buyers in four years GDP Growth (4) Q3’16 growth of 2.9%; highest rate in two years Source: (1) Smith Travel Research, Q3’16 (2) Smith Travel Research, Q3’16 (3) Federal Reserve Bank of St. Louis, Goldman Sachs Investment Research (4) U.S. Department of Commerce (5) U.S. Department of Labor (6) University of Michigan Surveys of Consumers (7) National Association of Realtors POSITIVE LODGING FUNDAMENTALS 1.1% 2.2% 1.7% 4.4% 6.3% 1.6% 1.6% 0.0% 3.2% 3.2% Supply Demand Occupancy ADR RevPAR 2015 2016E 2.0% 1.6% - 0.3% 3.1% 2.8% 2.0% 1.8% - 0.2% 4.1% 3.9% 1.9% 1.5% - 0.4% 3.3% 2.9% Supply Demand Occupancy ADR RevPAR STR PKF PwC

American Realty Capital Hospitality Trust, Inc. 11 Hospitality Trust is led by seasoned professionals with extensive institutional experience in the real estate and hospitality business: Jonathan P. Mehlman President & Chief Executive Officer Paul Hughes Senior Vice President & Counsel Edward T. Hoganson Chief Financial Officer ▪ 25+ years of experience in real estate investment banking and capital markets with significant focus in the hospitality sector ▪ Acted as an M&A advisor, investment banker and lender in over $300 billion of lodging transactions ▪ Previously Head or Co - Head of real estate/lodging advisory at Deutsche Bank, Citigroup and Citadel Securities ▪ Significant legal experience in all practice areas impacting public real estate investment trusts, including corporate and corporate governance, federal securities laws, real estate acquisition and finance ▪ Spent 10 years as general counsel of a $2 billion public REIT listed on NYSE and 10 years in private practice ▪ Also is a CPA with significant financial accounting experience ▪ 15+ years of experience in the hospitality industry focused on the financial and capital markets ▪ Former CFO and EVP of Crestline Hotels & Resorts ▪ Former Senior Vice President of acquisitions for Sunrise Senior Living ▪ Former Head of Asset Management at Highland Hospitality Corporation (NYSE: HIH) LED BY AN EXPERIENCED MANAGEMENT TEAM

American Realty Capital Hospitality Trust, Inc. 12 RISK FACTORS See ‘‘Risk Factors’’ beginning on page 7 of the Company’s 2015 Form 10 - K for a discussion of the risks that should be considered in connection with your investment in our common stock, including : • All of our executive officers are also officers, managers and/or holders of a direct or indirect controlling interest in American Realty Capital Hospitality Advisors, LLC (the "Advisor") or other entities affiliated with AR Capital, LLC (“AR Capital”), the parent of our sponsor, American Realty Capital IX, LLC (the "Sponsor"), and AR Global Investments, LLC, the successor to AR Capital’s business (“AR Global”) . As a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements with us . These conflicts could result in unanticipated actions . • We suspended our initial public offering of common stock (our "IPO" or our "Offering") on November 15 , 2015 , effective as of December 31 , 2015 . Prior to the suspension of our IPO, we depended, and expected to continue to depend, in substantial part on proceeds from our IPO to meet our major capital requirements . As of September 30 , 2016 , we are required to redeem 50 . 0 % of our mandatorily redeemable preferred securities originally issued, or an additional $ 68 . 8 million by February 27 , 2018 , and we are required to redeem the remaining $ 223 . 5 million by February 27 , 2019 . Because we do not expect we will resume our IPO, we will require funds in addition to operating cash flow and cash on hand to meet our capital requirements, including payments due on our outstanding indebtedness . • Because we require funds in addition to our operating cash flow and cash on hand to meet our capital requirements, beginning with distributions payable with respect to April 2016 we began paying distributions to our stockholders in shares of common stock instead of cash . There can be no assurance that we will continue to pay distributions in shares of common stock or resume paying distributions in cash in the future . Our ability to make future cash distributions will depend on our future cash flows and may be dependent on our ability to obtain additional liquidity on favorable terms . • We are evaluating a variety of alternatives for obtaining additional liquidity, but there can be no assurance that we will be successful in obtaining sufficient proceeds from any of these pursuits to meet our capital requirements .

American Realty Capital Hospitality Trust, Inc. 13 • All of the properties we own are hotels, and we are subject to risks inherent in the hospitality industry . • We will require additional debt or equity financing to complete our pending acquisition of eight hotels for an aggregate purchase price of $ 77 . 2 million (the “Pending Acquisition”) from Summit Hotel OP, LP, the operating partnership of Summit Hotel Properties, Inc . (collectively, “Summit”), and there can be no assurance that such additional capital will be available on favorable terms, or at all . Any failure to complete our Pending Acquisition could cause us to default under the agreement and forfeit a $ 7 . 5 million deposit . • Because our IPO has raised substantially less proceeds than expected, we will not be able to make additional investments unless we are able to identify additional debt or equity capital on favorable terms and our ability to achieve our original investment objectives has been adversely affected . • No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid . • Increases in interest rates could increase the amount of our debt payments . • We have incurred substantial indebtedness, which may limit our future operational and financial flexibility . • We are obligated to pay fees to our Advisor and its affiliates, which may be substantial . • We may fail to realize the expected benefits of our acquisitions of hotels within the anticipated timeframe or at all and we may incur unexpected costs . • We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit markets of the United States from time to time . • Our failure to qualify or to continue to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes ("REIT") which would result in higher taxes, may adversely affect operations and cash available for distributions . RISK FACTORS

ARCHospitalityReit.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com